Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,610,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,155.39
Total Offset Amount	0.00
Net Fee	$ 3,155.39
Final Prospectus	false